UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): January 23, 2017

WestRock Company

(Exact name of registrant as specified in charter)

Delaware	001-37484	47-3335141
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

501 South 5th Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 444-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 23, 2017, WestRock Company and WestRock MWV, LLC (“Seller”) entered into a purchase agreement (the “Purchase Agreement”) with Silgan Holdings LLC and certain of its affiliates (“Buyers”), pursuant to which Buyers agreed to acquire from Seller all of the issued and outstanding shares of capital stock or other equity interests of WestRock Dispensing Systems Hemer GmbH, WestRock Dispensing Systems Milano S.r.l, WestRock Dispensing Systems Vicenza S.r.l, WestRock Dispensing Systems R&D Netherlands B.V., WestRock Dispensing Systems Barcelona S.L., Mead Packaging International, Inc., and WestRock Slatersville, LLC and their respective subsidiaries (together, the “Transferred Entities”) for a purchase price of $1,025,000,000 in cash, subject to post-closing adjustments.

The Purchase Agreement includes representations, warranties and covenants relating to Seller, the Transferred Entities and Buyers. The closing, which is expected to occur in the quarter ending March 31, 2017, is subject to certain customary conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act of 1976, as amended. The closing may not occur within the expected timeframe, or at all.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.4 and is incorporated herein by reference.

The Purchase Agreement and the above description of the Purchase Agreement have been included to provide investors with information regarding the terms of the Purchase Agreement. It is not intended to provide any other factual information about WestRock or its subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by WestRock. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of WestRock or any of its subsidiaries, affiliates or businesses.

On January 23, 2017, WestRock issued a press release announcing the signing of the Purchase Agreement. A copy of the press release is attached as Exhibit 99.1.

Item 2.02. Results of Operations and Financial Condition

On January 24, 2017, WestRock issued a press release announcing its financial results for the first quarter of fiscal 2017. A copy of the press release is attached as Exhibit 99.2.

The information provided pursuant to this Item 2.02, including Exhibit 99.2 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission (the “SEC”) or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in any such filings.

Item 7.01. Regulation FD Disclosure

On January 24, 2017, WestRock will host a conference call during which it will discuss its financial results for the first quarter of fiscal 2017 and a strategic announcement, as well as other topics that may be raised during the discussion. The presentation to be used in connection with the conference call is attached as Exhibit 99.3.

The information provided pursuant to this Item 7.01, including Exhibit 99.3 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in any such filings.

Cautionary Statements Regarding Forward-Looking Statements

Any statements in this communication about WestRock’s expectations, beliefs, plans or forecasts, including statements regarding the proposed sale of its home, health and beauty business to Silgan and the expected timetable for completing the transaction, that are not historical facts are forward-looking statements. These statements are typically identified by words or phrases such as “may,” “will,” “could,” “should,” “would,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “prospects,” “potential” and “forecast,” and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. WestRock cautions readers that a forward-looking statement is not a guarantee of future performance, and actual results could differ materially from those contained in forward-looking statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements, are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction; the regulatory approvals required for the transaction may not be obtained on the terms expected or on the anticipated schedule; and general economic conditions that are less favorable than expected. Additional information and other factors are contained in WestRock’s annual report on form 10-K for the fiscal year ended September 30, 2016 filed with the SEC. Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements made by WestRock, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication, and WestRock undertakes no obligation to update any forward-looking statement to reflect events or circumstances after such date.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

2.4	Purchase Agreement, dated January 23, 2017, by and among Silgan Holdings LLC, Silgan White Cap Holdings Spain, S.L., Silgan Holdings B.V., Silgan Holdings Inc., WestRock MWV, LLC and WestRock Company.*
99.1	Press release, dated January 23, 2017 – WestRock Enters Into Definitive Agreement to Divest Home, Health and Beauty Business for $1.025 Billion
99.2	Press release, dated January 24, 2017 – WestRock Reports Solid Results in Fiscal 2017 First Quarter
99.3	Q1 FY17 Results and Acquisition of Multi Packaging Solutions, January 24, 2017

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY
(Registrant)

Date: January 24, 2017	By: /s/ Robert B. McIntosh
Robert B. McIntosh
Executive Vice-President, General Counsel and Secretary